UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2008

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2008, NutraCea and Farmers’ Rice Cooperative (“FRC”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) whereby NutraCea acquired various customer accounts and trademarks (the “Collateral”) from FRC for a purchase price of $3,100,000 (the “Purchase Price”). The first $1,000,000 of the Purchase Price was paid by NutraCea on December 1, 2008 and the remaining $2,100,000 balance of the Purchase Price shall be payable in 12 equal quarterly installments of $175,000 each, commencing on March 1, 2009 and continuing until paid in full by December 1, 2011. The payment of the remaining balance of the Purchase Price is secured by the Collateral. The filing of this Form 8-K shall not be deemed an admission by NutraCea that the Asset Purchase Agreement is a material agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 1.01 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: December 5, 2008	By:	/s/ Brad Edson
Brad Edson
Chief Executive Officer
(Duly Authorized Officer)

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